Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Montgomery Street Income Securities, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                              /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Montgomery Street Income
                                               Securities, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Montgomery Street Income Securities, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                           /s/Paul Schubert
                                            Paul Schubert
                                            Chief Financial Officer
                                            Montgomery Street Income
                                            Securities, Inc.